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                                                                   EXHIBIT 10.34

                                [COMERICA LOGO]

TELEX NO: 3774155 CMACAL                       COMERICA BANK-CALIFORNIA
FAX NO: (408) 556-5416                         INTERNATIONAL BANKING DEPARTMENT
SWIFT: MNBDUS6S                                333 W. SANTA CLARA ST., 2ND FLOOR
                                               SAN JOSE, CA 95113

                             [NON NEGOTIABLE COPY]

AMENDMENT TO LETTER OF CREDIT               CREDIT NUMBER OF
                                            ISSUING BANK: 541808
JANUARY 29, 1998

                                            APPLICANT:

                                            BUSINESS RESOURCE GROUP
                                            2150 NORTH FIRST STREET
                                            SUITE 101
                                            SAN JOSE, CA 95131

BENEFICIARY:                                AMENDMENT NUMBER: 01

TEKNION, INC.
901 LINCOLN DRIVE WEST
MARLTON, NJ 08053

                                            THIS AMENDMENT IS TO BE CONSIDERED
                                            AS PART OF THE ABOVE CREDIT AND MUST
                                            BE ATTACHED THERETO

GENTLEMEN:

IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OUR PRINCIPALS, THE ABOVE CAPTIONED CREDIT HAS BEEN AMENDED AS FOLLOWS:

THE AMOUNT OF THIS CREDIT HAS INCREASED BY 1,200,000.00 USD.

THE AMOUNT OF THIS CREDIT ISSUED NOW TOTALS 3,000,000.00 USD.

THE NEW EXPIRY DATE OF THIS INSTRUMENT IS NOW OCTOBER 31, 1998 IN OUR COUNTERS, SAN JOSE.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                                             VERY TRULY YOURS,
                                             COMERICA BANK

                                                    [SIG]
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                                             AUTHORIZED SIGNATURE


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                                                                    RELEASED
                                                                 DATE: 1/30/98
                                                                 BY: [INITIALS]
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